INVESTOR PRESENTATION: THIRD QUARTER 2022

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation and related statements by management or spokespeople of A&F contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including without limitation, statements regarding our fourth quarter and annual fiscal 2022 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company 's Annual Report on Form 10-K for the fiscal year ended January 29, 2022, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks and uncertainty related to the ongoing COVID-19 pandemic and any other adverse public health developments; risks related to changes in global economic and financial conditions and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to recent inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks related to geopolitical conflict, including the on-going hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends and manage our inventory commensurately; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on our strategic initiatives, including our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate may result in volatility in our results of operations; risks related to cybersecurity threats and privacy or data security breaches or the potential loss or disruption of our information systems; and risks associated with climate change and other corporate responsibility issues. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. As used in this presentation, unless otherwise defined, references to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands and references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands. 2

Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 11 Q3 2022 Results 16 Updated Fiscal 2022 Outlook 24 Financial Position, Liquidity & Capital Allocation 26 Appendix 30 TABLE OF CONTENTS 3

COMPANY OVERVIEW 4

Abercrombie & Fitch Co. is a global, digitally-led, omni-channel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'Being here for you on the journey to being and becoming who you are' fuels our purpose-led brands and our global associates 5

The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. At Gilly Hicks, we know that 10 minutes of activity a day can lead to a happier life. That's why we offer active lifestyle products to help Gen Z customers create happiness through movement. A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything. Social Tourist is the creative vision of Hollister and social media personalities Dixie and Charli D’Amelio. The lifestyle brand creates trend forward apparel that allows brand lovers to experiment with their style, while exploring the duality of who they are both on social media and in real life. Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce. 6

29% ~90% 751 GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER COMPANY-OPERATED RETAIL STORES CAPABILITY TO SHIP TO OVER 110 COUNTRIES GLOBAL BRANDS WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL OF GLOBAL STORE FLEET WITH SHIP- FROM-STORE AND PURCHASE-ONLINE- PICK-UP-IN-STORE CAPABILITIES OF FISCAL 2021 NET SALES WERE DERIVED INTERNATIONALLY FISCAL 2021 DIGITAL SALES WERE ROUGHLY $1.7 BILLION Information provided on this slide is as of October 29, 2022 unless otherwise specified. COUNTRIES WITH COMPANY OPERATED STORES 7 $1.7B 17 110+ 5 10 THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS

8 ALWAYS FORWARD PLAN

ALWAYS FORWARD PLAN EXECUTE FOCUSED BRAND GROWTH PLANS •data driven approach to store expansion •grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION • "Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement • "Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •operate with a more agile cost structure • seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN LONGER-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 9 INTRODUCED 2025 FINANCIAL TARGETS AT JUNE 2022 INVESTOR DAY EMBODY OUR AUTHENTIC PURPOSE

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2022 FOCUS AREAS 11

THE FOLLOWING FOCUS AREAS FOR FISCAL 2022 SERVE AS A FRAMEWORK TO THE COMPANY ACHIEVING SUSTAINABLE GROWTH AND PROGRESSING TOWARD THE 2025 ALWAYS FORWARD PLAN TARGETS OUR FOCUS AREAS FOR 2022 • Execute brand growth plans, primarily focused on continuing momentum at Abercrombie & Fitch and delivering standalone store experiences at Gilly Hicks • Accelerate digital and technology investments in systems and people to increase agility, modernize foundational systems and improve the customer experience • Operate with a more agile cost structure, and seeking expense efficiencies while protecting investments in digital, technology and store growth to fund our strategic principles • Taking a data-driven approach to store expansion in under penetrated markets • Optimize our global distribution network to increase capacity and improve delivery speed to customers • Integrate environmental, social and governance practices and standards throughout the organization 12

AGGRESSIVELY INVESTING TO BE A BEST-IN-CLASS DIGITALLY-LED GLOBAL OMNI-CHANNEL RETAILER * In fiscal 2021, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2021 FISCAL 2018 Digital sales penetration of 28%, <$1.0B FISCAL 2021* Digital sales penetration of 47%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $60M+ FISCAL 2022 13

EXPECT TO SEE NET STORE OPENINGS IN 2022 WHILE MAINTAINING ROUGHLY FLAT SQUARE FOOTAGE 861 857 735 729 751 0 100 200 300 400 500 600 700 800 900 524 443 320 282 273 263 343 356 390 420 19 15 7 5 4 55 56 52 52 54 861 857 735 729 751 Total old format chain stores Total stores with updated formats Total flagship stores Total outlet stores Total stores FY18 FY19 FY20 FY21 Q3 22 GROSS SQUARE FOOTAGE (in thousands) FY 18 FY 19 FY 20 FY 21 Q3 22 6,566 6,314 5,232 5,052 5,100 14

GLOBAL FLEET WELL-POSITIONED; 91% OF U.S. STORES LOCATED IN A/B MALLS (2) Mall rating based on Green Street Advisors as of October 2022. (3) Other includes street and outlet locations. YTD STORE ACTIVITY Q3 2022 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 183 35% 90 39% 273 36% UPDATED FORMATS 323 62% 97 43% 420 56% OUTLETS 16 3% 38 17% 54 7% FLAGSHIPS 1 —% 3 1% 4 1% TOTAL 523 100% 228 100% 751 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 21⁽¹⁾ 10 31 REMODELS 2 — 2 RIGHT-SIZES 3 3 6 NEW EXPERIENCES 26 13 39 PERMANENT CLOSURES (3) (6) (9) — — Q3 2022 U.S. STORE FLEET (2) A MALL B MALL C MALL FLAGSHIPS OTHER (3) TOTAL # OF STORES 241 247 46 2 5 541 % OF U.S. FLEET 45% 46% 9% —% 1% 100% 15 (1) Hollister store openings include 8 Gilly Hicks stores opened YTD

Q3 2022 RESULTS 16

CEO COMMENTARY “We were pleased to see year-over-year sales trends improve across brands in light of the global macroeconomic environment. While net sales were down 3% as compared to last year on a reported basis, net sales were flat on a constant currency basis. Results were driven by Abercrombie brands where we delivered the highest Q3 net sales since 2014 and the tenth consecutive quarter of average unit retail growth. We are cautiously optimistic as the holiday season kicks into high gear. While the environment remains dynamic, we are focused on what we can control. We have strategically adjusted our inventory receipts for holiday and early-2023, and unlike last year, we have the inventory on hand to fulfill holiday demand in the peak Black Friday to Christmas period. Additionally, we have reduced controllable spend where appropriate. At the same time, we are leveraging our strong financial position to advance the long-term, strategic investments necessary to achieve our 2025 Always Forward Plan.” 17 Fran Horowitz Chief Executive Officer

NET (LOSS) INCOME PER SHARE SIGNIFICANT ITEMS IMPACTING Q3 2022 RESULTS • Net sales decreased 3%, or $25M, as compared to last year. • Gross margin rate declined 450 basis points as compared to last year to 59.2%, driven by higher freight costs and commodity inflation. • Digital fulfillment expense increased $21M, reflecting an increase in digital shipping and handling and digital direct expense. • Asset impairment charges of $4M for this year versus $7M last year. (1) Adjusted non-GAAP results exclude the effect of certain items set out in the Appendix. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. Q3 2022 Q3 2021 GAAP $(0.04) $0.77 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.05) (0.09) ADJUSTED NON-GAAP $0.01 $0.86 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.10) ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $0.01 $0.76 18

TOTAL COMPANY NET SALES DOWN 3% TO $880M AND FLAT ON A CONSTANT CURRENCY BASIS COMPARED TO Q3 2021 ABERCROMBIE $422M UP 10% TO LAST YEAR UP 13% ON A CONSTANT CURRENCY BASIS (1) 48.0% OF TOTAL NET SALES HOLLISTER $458M DOWN 12% TO LAST YEAR DOWN 9% ON A CONSTANT CURRENCY BASIS (1) 52.0% OF TOTAL NET SALES EMEA $140M DOWN 22% TO LAST YEAR DOWN 11% ON A CONSTANT CURRENCY BASIS (1) 15.9% OF TOTAL NET SALES UNITED STATES (2) $675M UP 3% TO LAST YEAR UP 3% ON A CONSTANT CURRENCY BASIS (1) 76.7% OF TOTAL NET SALES APAC $28M DOWN 26% TO LAST YEAR DOWN 19% ON A CONSTANT CURRENCY BASIS (1) 3.2% OF TOTAL NET SALES OTHER (3) $37M UP 14% TO LAST YEAR UP 20% ON A CONSTANT CURRENCY BASIS (1) 4.3% OF TOTAL NET SALES (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. (2) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders. (3) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada. NET SALES 19

(in thousands) Q3 2022 % OF NET SALES Q3 2021 % OF NET SALES 1 YR Δ BPS (3) STORE OCCUPANCY (1) 112,377 12.8% 108,234 12.0% 80 ALL OTHER (2) 254,956 29.0% 243,581 26.9% 210 STORES AND DISTRIBUTION 367,333 41.7% 351,815 38.9% 280 MARKETING, GENERAL & ADMINISTRATIVE 133,201 15.1% 146,269 16.2% (110) ASSET IMPAIRMENT 3,744 0.4% 6,749 0.7% (30) TOTAL OPERATING EXPENSE - GAAP $504,278 57.3% $504,833 55.8% 150 RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE TOTAL OPERATING EXPENSE - GAAP 504,278 57.3% 504,833 55.8% 150 EXCLUDED ITEMS (4) 3,744 0.4% 6,749 0.7% (30) TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP $500,534 56.9% $498,084 55.0% 190 (1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. (4) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively. Refer to the Appendix for further details. OPERATING EXPENSE 20

INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. (2) Gross profit rate of 59.2% is down 450 basis points as compared to last year, primarily driven higher product costs and the adverse impact of exchange rates, partially offset by higher AUR at Abercrombie. GAAP (in thousands) Q3 2022   % OF NET SALES Q3 2021   % OF NET SALES NET SALES $880,084 100.0% $905,160 100.0% GROSS PROFIT (1) (2) 520,816 59.2% 576,244 63.7% OPERATING EXPENSE 504,278 57.3% 504,833 55.8% OTHER OPERATING INCOME, NET (1,005) (0.1)% (1,320) (0.1)% OPERATING INCOME 17,543 2.0% 72,731 8.0% INTEREST EXPENSE, NET 7,295 0.8% 7,270 0.8% INCOME BEFORE INCOME TAXES 10,248 1.2% 65,461 7.2% INCOME TAX EXPENSE 10,966 1.2% 16,383 1.8% NET (LOSS) INCOME $(2,214) (0.3)% $47,233 5.2% NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO A&F BASIC $(0.04) $0.80 DILUTED $(0.04) $0.77 WEIGHTED-AVERAGE SHARES BASIC 49,486 58,796 DILUTED 49,486 61,465 21

BALANCE SHEET (in thousands) OCTOBER 29, 2022 JANUARY 29, 2022 OCTOBER 30, 2021 CASH AND EQUIVALENTS $257,332 $823,139 $865,622 RECEIVABLES 108,468 69,102 83,447 INVENTORIES 741,963 525,864 543,713 OTHER CURRENT ASSETS 112,602 89,654 111,423 TOTAL CURRENT ASSETS $1,220,365 $1,507,759 $1,604,205 PROPERTY AND EQUIPMENT, NET 542,138 508,336 516,176 OPERATING LEASE RIGHT-OF-USE ASSETS 713,166 698,231 762,641 OTHER ASSETS 218,325 225,165 229,512 TOTAL ASSETS $2,693,994 $2,939,491 $3,112,534 ACCOUNTS PAYABLE $322,128 $374,829 $424,560 ACCRUED EXPENSES 378,366 395,815 355,149 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 211,304 222,823 209,812 INCOME TAXES PAYABLE 23,694 21,773 39,900 TOTAL CURRENT LIABILITIES $935,492 $1,015,240 $1,029,421 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 708,512 697,264 764,346 LONG-TERM BORROWINGS, NET 296,532 303,574 303,247 OTHER LIABILITIES 97,393 86,089 97,191 TOTAL LONG-TERM LIABILITIES $1,102,437 $1,086,927 $1,164,784 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 646,231 826,090 908,934 NONCONTROLLING INTEREST 9,834 11,234 9,395 TOTAL STOCKHOLDERS' EQUITY $656,065 $837,324 $918,329 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,693,994 $2,939,491 $3,112,534 22

YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 29, 2022 OCTOBER 30, 2021 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(301,194) $131,287 PURCHASES OF PROPERTY AND EQUIPMENT (120,282) (62,223) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT 11,891 — WITHDRAWAL OF FUNDS FROM RABBI TRUST ASSETS 12,000 — NET CASH USED FOR INVESTING ACTIVITIES $(96,391) $(62,223) PURCHASE OF SENIOR SECURED NOTES (7,862) (46,969) PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES (181) (2,016) PURCHASES OF COMMON STOCK (125,775) (235,249) OTHER FINANCING ACTIVITIES (21,088) (20,124) NET CASH USED FOR FINANCING ACTIVITIES $(154,906) $(304,358) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (14,871) (8,560) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(567,362) $(243,854) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $834,368 $1,124,157 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $267,006 $880,303 STATEMENT OF CASH FLOWS 23

24 UPDATED FISCAL 2022 OUTLOOK 24

PREVIOUS FULL YEAR OUTLOOK (1) CURRENT FULL YEAR OUTLOOK NET SALES DOWN MID-SINGLE DIGITS(2) DOWN IN THE RANGE OF 2 to 3%(2) OPERATING MARGIN IN THE RANGE OF 1% TO 3% IN THE RANGE OF 2% TO 3% CURRENT Q4 OUTLOOK NET SALES DOWN IN THE RANGE OF 2 TO 4%(3) OPERATING MARGIN IN THE RANGE OF 5% TO 7% UPDATED FISCAL 2022 OUTLOOK (1) Released August 23, 2022 (2) The current full year outlook reflects an adverse impact of approximately 250 basis points from foreign currency, up from approximately 200 basis points in the previous outlook. (3) The current Q4 outlook reflects an adverse impact of approximately 300 basis points from foreign currency. BASED ON THIRD QUARTER PERFORMANCE WE HAVE UPDATED OUR 2022 OUTLOOK WHICH CONTINUES TO REFLECT ESTIMATED IMPACTS FROM FOREIGN CURRENCY AND AN ASSUMED INFLATIONARY IMPACT ON CONSUMER SPENDING 25

FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 26

STRONG FINANCIAL POSITION AND LIQUIDITY CASH & EQUIVALENTS $257M AS COMPARED TO $866M LAST YEAR, AS COMPANY BROUGHT IN INVENTORY EARLIER THAN 2021 AND UTILIZED EXCESS CASH TO FUND SHARE REPURCHASES SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $359M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF OCTOBER 29, 2022 GROSS LONG-TERM BORROWINGS $300M OUTSTANDING COMPARED WITH $308M LAST YEAR, AS COMPANY PURCHASED $8 MILLION OF ITS OUTSTANDING SENIOR SECURED NOTES DURING THIRD QUARTER 2022 INVENTORIES $742M, UP 36% FROM LAST YEAR DUE PRIMARILY TO HIGHER IN-TRANSIT, UNITS ON HAND, AND INCREASED PRODUCT COSTS $1,114M $1,071M $617M Q3 2021 Q4 2021 Q3 2022 $0M $250M $500M $750M $1,000M $1,250M * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 27

(in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 FY 2021 $277,782 $96,979 $180,803 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash (used for) provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 29, 2022 OCTOBER 30, 2021 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(301,194) $131,287 NET CASH USED FOR INVESTING ACTIVITIES $(96,391) $(62,223) NET CASH USED FOR FINANCING ACTIVITIES $(154,906) $(304,358) CASH FLOW SUMMARY 28

THE COMPANY REPURCHASED APPROXIMATELY 4.8 MILLION SHARES AND HAS RETURNED $126 MILLION TO SHAREHOLDERS DURING THE YEAR-TO-DATE PERIOD ENDED OCTOBER 29, 2022 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 FY 2021 10,200 $377,290 $36.99 $— $377,290 YTD 2022 4,770 $125,775 $26.37 $— $125,775 (in thousands) FY 2017 FY 2018 FY 2019 FY 2020 FY2021 Q3 2022 ENDING SHARES OUTSTANDING 68,195 66,227 62,786 62,399 52,985 49,000 SHARE REPURCHASES AND DIVIDENDS 29

APPENDIX 30

(1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q3 2022 GAAP EXCLUDED ITEMS Q3 2022 NON-GAAP ASSET IMPAIRMENT $3,744 $3,744 $— OPERATING INCOME 17,543 (3,744) 21,287 INCOME BEFORE TAXES 10,248 (3,744) 13,992 INCOME TAX EXPENSE (1) 10,966 (976) 11,942 NET (LOSS) INCOME $(2,214) $(2,768) $554 NET (LOSS) INCOME PER DILUTED SHARE $(0.04) $(0.05) $0.01 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 49,486 50,648 (in thousands) Q3 2021 GAAP EXCLUDED ITEMS Q3 2021 NON-GAAP ASSET IMPAIRMENT $6,749 $6,749 $— OPERATING INCOME 72,731 (6,749) 79,480 INCOME BEFORE TAXES 65,461 (6,749) 72,210 INCOME TAX EXPENSE (1) 16,383 (1,375) 17,758 NET INCOME $47,233 $(5,374) $52,607 NET INCOME PER DILUTED SHARE $0.77 $(0.09) $0.86 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 61,465 61,465 RECONCILIATION OF GAAP TO NON-GAAP RESULTS 31 STATEMENT OF OPERATIONS

Abercrombie & Fitch Co.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

STATEMENT OF OPERATIONS

NET SALES	Q3 2022	Q3 2021	Δ %
GAAP	$880,084	$905,160	(3)%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(26,860)	3%
NON-GAAP CONSTANT CURRENCY BASIS	$880,084	$878,300	0%

GROSS PROFIT	Q3 2022	Q3 2021	Δ BPS [2]
GAAP	$520,816	$576,244	(450)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(22,419)	60
NON-GAAP CONSTANT CURRENCY BASIS	$520,816	$553,825	(390)

OPERATING INCOME	Q3 2022	Q3 2021	Δ BPS [2]
GAAP	$17,543	$72,731	(600)
EXCLUDED ITEMS [3]	(3,744)	(6,749)	30
ADJUSTED NON-GAAP	$21,287	$79,480	(640)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(8,341)	70
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$21,287	$71,139	(570)

NET (LOSS) INCOME PER DILUTED SHARE	Q3 2022	Q3 2021	Δ $
GAAP	$(0.04)	$0.77	$(0.81)
EXCLUDED ITEMS, NET OF TAX [3]	(0.05)	(0.09)	0.04
ADJUSTED NON-GAAP	$0.01	$0.86	$(0.85)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.10)	0.10
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.01	$0.76	$(0.75)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.

(2) The estimated basis point impact has been rounded based on the percentage change.

(3) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively.

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RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY BRAND AND GEOGRAPHY

(in thousands)	Q3 2022	Q3 2021 GAAP	Q3 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	Q3 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
HOLLISTER [2]	$ 457,752	$ 522,311	$ (18,740)	$ 503,571	(12)%	(9)%
ABERCROMBIE [3]	422,332	382,849	(8,120)	374,729	10%	13%
TOTAL COMPANY	$ 880,084	$ 905,160	$ (26,860)	$ 878,300	(3)%	0%

(in thousands)	Q3 2022	Q3 2021 GAAP	Q3 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	Q3 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY REGION: [4]						
UNITED STATES	$ 674,555	$ 654,858	$ —	$ 654,858	3%	3%
EMEA	139,826	179,156	(21,686)	157,470	(22)%	(11)%
APAC	28,293	38,215	(3,431)	34,784	(26)%	(19)%
OTHER [5]	37,410	32,931	(1,743)	31,188	14%	20%
INTERNATIONAL	$ 205,529	$ 250,302	$ (26,860)	$ 223,442	(18)%	(8)%
TOTAL COMPANY	$ 880,084	$ 905,160	$ (26,860)	$ 878,300	(3)%	0%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.

(2) Hollister includes the Hollister, Gilly Hicks and Social Tourist brands.

(3) Abercrombie includes the Abercrombie & Fitch and abercrombie kids brands.

(4) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders.

(5) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada.

Abercrombie & Fitch Co.



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